Exhibit 1

                             ARMS II GLOBAL FUND I
         BONDHOLDERS REPORT RELATED TO SEPTEMBER 10, 2004 DISTRIBUTION

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  Bond Trust Deed   ARMS II GLOBAL FUND 1
    Schedule 8      BONDHOLDERS REPORT RELATED TO SEPTEMBER 10, 2004 DISTRIBUTION
     Reference
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
                    REPORTING DATES

                    Cut-Off Date                                                                                    August 31, 2004
                    Determination Date                                                                            September 8, 2004
                    Payment Date                                                                                 September 10, 2004
                    Start Interest Period                                                                             June 10, 2004
                    End Interest Period                                                                           September 9, 2004
                    No of Days in Interest Period                                                                                92
                    Start Calculation Period                                                                           June 1, 2004
                    End Calculation Period                                                                          August 31, 2004
                    No of Days in Calculation Period                                                                             92


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                    SECURITIES ON ISSUE                                                       Amount                      Amount
                                                                                               (US$)                       (A$)

                    Class A Bonds
                    Initial Face Value                                                     1,000,000,000              1,525,553,013
                      Previous Principal Distribution                                        222,600,000                339,588,101
                      Principal Distribution for current calculation period                   51,000,000                 77,803,204
                    Total Principal Distribution to date                                     273,600,000                417,391,304
                                                                                                                                  -
                    Beginning Principal Amount                                               777,400,000              1,185,964,912
        (a)         Ending Principal Amount                                                  726,400,000              1,108,161,709
                    less Unreimbursed Charge-offs                                                      -                          -
                    Beginning Stated Amount                                                  777,400,000              1,185,964,912
        (a)         Ending Stated Amount                                                     726,400,000              1,108,161,709


                    Class B Bonds
                    Initial Face Value                                                                                   50,500,000
                      Previous Principal Distribution                                                                             -
                      Principal Distribution for current calculation period                                                       -
                    Total Principal Distribution to date                                                                          -

                    Beginning Principal Amount                                                                           50,500,000
        (a)         Ending Principal Amount                                                                              50,500,000
                    less Unreimbursed Charge-offs                                                                                 -
                    Beginning Stated Amount                                                                              50,500,000
        (a)         Ending Stated Amount                                                                                 50,500,000


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                    INTEREST RATE FOR ACCRUAL PERIOD                                 Libor /           Interest             Interest
                                                                                 Bank Bill Rate         Margin                Rate
                    USD
                    Class A Bonds                                                 1.41000               0.23000             1.64000

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)              5.5100                0.3510              5.8610
                    Class B Bonds                                                  5.5100                0.9000              6.4100

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                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                         $US                       $A
                    Interest Entitlement:
        (b)              Class A Bonds                                                         3,258,200                 17,520,178
        (b)              Class B Bonds                                                                                      815,914
                    Principal Repayment:
        (c)              Class A Bonds                                                        51,000,000                 77,803,204
        (c)              Class B Bonds
                    Total:
                         Class A Bonds                                                        54,258,200                 95,323,382
                         Class B Bonds                                                                 -                    815,914

                    Total                                                                     54,258,200                 96,139,296

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                    POOL FACTORS                                                                Last                       Current
                                                                                            Distribution                Distribution
                                                                                                Date                        Date

        (h)         Class A Bonds                                                                 0.7774                     0.7264
                    Class B Bonds                                                                 1.0000                     1.0000

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        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            22,332,433


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                    AVAILABLE AMORTISATION AMOUNT                                                                           $AUD

        (i)         Scheduled Principal  Collections                                                                       2,550,514
        (i)         Unscheduled Principal Collections                                                                    108,083,127

                    Gross Principal Collections                                                                         110,633,640

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           32,780,789

        (e)         Net Principal Collections                                                                            77,852,852

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                                (49,648)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      -

        (f)         Available Amortisation Amount                                                                        77,803,204


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                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,154,162,569
                    Total number of Loans                                                                                     5,117
                    Average Loan Balance                                                                                 225,554.54
                    Weighted Average LVR                                                                                      72.08
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
                    Seasoning                      No of Loans           % by number               Balance             % by balance
                           0 to 6 months                  -                 0.00%                          -               0.00%
                           6 to 12 months                 -                 0.00%                          -               0.00%
                          12 to 18 months             1,065                20.81%                242,108,372              20.98%
                          18 to 24 months             3,170                61.95%                728,811,737              63.15%
                          24 to 36 months               485                 9.48%                110,912,400               9.61%
                          36 to 48 months                82                 1.60%                 18,574,440               1.61%
                          48 to 60 months               140                 2.74%                 27,456,240               2.38%
                             >60 months                 175                 3.42%                 26,299,381               2.28%
                                                      5,117               100.00%              1,154,162,569             100.00%

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
        (k)         AGGREGATE LOSS AMOUNT                                                                                       NIL


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        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                                AUD Amount                       % of
                                                                                                of Loans                        Pool

                    31 - 60 days                                                               7,963,722                       0.69%
                    61 - 90 days                                                               2,885,406                       0.25%
                    90+ days                                                                   6,232,478                       0.54%

                    Losses                                                                                                     AUD

                    Mortgage Insurance claims made                                                                           46,006

                    Mortgage Insurance claims paid                                                                              NIL

                    Mortgage Insurance claims pending                                                                        46,006

                    Mortgage Insurance claims denied                                                                            Nil

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